                           Adams Express Company(R)


                                 Annual Report
                                      2000











                  building for the future
                            with solid investments(R)

                               2000 at a Glance
--------------------------------------------------------------------------------

The Company

 .   a closed-end equity investment company
 .   objectives:  preservation of capital
                 reasonable income
                 opportunity for capital gain
 .   internally-managed
 .   low expense ratio
 .   low turnover

Stock Data

NYSE Symbol....................................................             ADX
Market Price as of 12/31/00....................................  $        21.00
Discount.......................................................            11.5%
52-Week Range..................................................  $ 27.04-$20.25*
Shares Outstanding.............................................      82,292,262



Summary Financial Information

                                                                  Year Ended December 31
                                                            2000                         1999
----------------------------------------------------------------------------------------------
Net asset value per share                         $        23.72               $        26.85*
Total net assets                                   1,951,562,978                2,170,801,875
Unrealized appreciation                            1,047,469,344                1,298,662,686
Net investment income                                 20,941,465                   19,143,783
Total realized gain                                  128,091,337                  106,820,166
Total return (based on market value)                         1.7%                        36.1%
Total return (based on net asset value)                     (4.3%)                       33.6%
Expense ratio                                               0.24%                        0.32%
----------------------------------------------------------------------------------------------


2000 Dividends and Distributions

                                                    Amount
Paid                                             (per share)*                  Type
----------------------------------------------------------------------------------------------
March 1, 2000                                       $0.05            Long-term capital gain
March 1, 2000                                        0.03            Investment income
June 1, 2000                                         0.08            Investment income
September 1, 2000                                    0.08            Investment income
December 27, 2000                                    1.58            Long-term capital gain
December 27, 2000                                    0.03            Investment income
----------------------------------------------------------------------------------------------
                                                    $1.85
==============================================================================================

*Adjusted to reflect the 3-for-2 stock split effected in October, 2000.





2001 Annual Meeting of Stockholders

Location: The Radisson Hotel at Cross Keys, Baltimore, Maryland
Date: March 27, 2001
Time: 11:00 a.m.
Holders of Record: February 16, 2001

                                Portfolio Review
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Portfolio Holdings (12/31/00)

                                            Market Value       % of Net Assets
                                            ------------       ---------------
General Electric Co.                        $ 88,924,063              4.6
Nokia Corp. ADR                               80,040,000              4.1
American International Group, Inc.            74,845,900              3.8
Cisco Systems, Inc.                           70,188,750              3.6
Solectron Corp.                               67,800,000              3.5
Corning Inc.                                  61,790,625              3.2
Investor Financial Services Corp.             56,760,000              2.9
Petroleum & Resources Corporation*            52,269,584              2.7
Nortel Networks Corp.                         47,773,125              2.4
Enron Corp.                                   41,562,500              2.1
                                            ------------             ----
Total                                       $641,954,547             32.9%

_____________
*Non-controlled affiliate

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Sector Weightings (12/31/00)

Basic Materials                      1.8%

Capital Goods                        9.1%

Communication Services              10.8%

Consumer                             5.0%

Energy                               9.4%

Financial                           17.7%

Health Care                         12.2%

Technology                          26.6%

Transportation                       0.7%

Utilities                            4.5%

Cash & Equivalent                    2.4%

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                            Letter to Stockholders
--------------------------------------------------------------------------------

In this annual report, you will find our financial statements for the year 2000, the report of independent accountants, our year-end portfolio holdings, and summary financial information for the Company.

The Year in Review

Once investors concluded that the "Y2K Bug" had not wreaked havoc with the economy, the markets moved up at an accelerated pace from that of 1999. The principal drivers remained the technology and telecommunications stocks traded on the NASDAQ, as "Old Economy" stocks and the Dow Jones Industrial Average declined. In mid-March, with the NASDAQ Composite Index at an all-time high and the Dow below 10,000, investors began to question the valuations of many of the so-called dot.com stocks and others carried along by Internet hype. With minimal revenues and no earnings expected for years, the companies were ripe for revaluation and the market did so with a vengeance. By the end of March, the NASDAQ was off nearly 10% from its high of fourteen days earlier. The Dow, on the other hand, rose 11.5% from its March low and the Standard & Poor's 500 Stock Index was up over 12% from its late-February low.

Despite the report of the first quarter's economic growth statistics and prospects for even higher growth in the second quarter, investor pessimism grew. The efforts of the Federal Reserve Bank to slow down the engine through a series of interest rate increases were apparently not having any success and a brief March rally was followed by deterioration in all segments of the market. The Fed acted again at the end of May, a full year after the first move, with a fifty basis point increase in the Federal Funds rate. Although there was exceptional economic growth in the second quarter, leading indicators signaled slower growth ahead and the stock market began a fairly broad-based recovery which was to last through August. The principal exceptions were those stocks directly associated with the Internet, in which investors had seemingly lost all interest.

In early September, a number of companies announced that sales in the prior two months had been quite sluggish and Wall Street earnings expectations for the quarter were too high. Notable among these were personal computer manufacturers and their suppliers, including Intel and Microsoft. The fact that the sales and earnings of these technology stalwarts were being impacted by the economic cycle was not easily accepted by investors. Once again, revaluation was the order of the day and there was no discrimination between companies with long-term histories and those which had never experienced a slowdown. Individual investors who had been lured into the Internet investing fad and gotten their fingers scorched had had enough and sold everything. With the exception of brief rallies, both the NASDAQ and the S&P 500 declined through the end of the year while the Dow Industrials, the bellwether of the "Old Economy," recovered a portion of their losses in the final months of 2000.

The Company's portfolio was not immune to the changes in valuation which took place during the year. Our holdings in technology and telecommunications, led by Cisco, Solectron, and Nokia, fell substantially with their performance only partially offset by that of American International Group, Corning, and stocks in the utility and financial sectors. Our selections in the health care and energy sectors performed particularly well, while the capital goods and consumer cyclical areas did poorly until November.

For the year ended December 31, 2000, the return on net assets of the Company, including income and capital gains, was (4.3%), compared to a return of (4.8%) for the Dow Jones Industrials and (9.0%) for the Standard & Poor's 500. The NASDAQ or over-the-counter market, reflecting mostly technology stocks, recorded its worst performance in history, with a (39.3%) return. With the narrowing of the discount of the Adams Express Company's stock price from its net asset value per share, its return based on market prices was 1.7%.

Investment Results

At the end of 2000 our net assets were $1,951,562,978 or $23.72 per share on 82,292,262 shares outstanding as compared with $2,170,801,875 or $26.85 per share on 80,842,241 shares outstanding a year earlier.

Net investment income for 2000 was $20,941,465 compared to $19,143,783 for 1999. These earnings are equal to $0.26 and $0.25 per share, respectively, on the average number of shares outstanding throughout the year. It has been increasingly difficult to generate income in the portfolio as both the percentage of stocks paying dividends and the percentage of dividend increases have declined markedly in the past several years. Through the use of convertible securities and other actions, we continue to seek ways to generate additional income without impacting performance. In 2000, our 0.24% expense ratio (expenses to net assets) was once again at a very low level compared to the industry.

Net realized gains amounted to $128,091,337 during the year, while the unrealized appreciation on investments decreased from $1,298,662,686 at December 31, 1999 to $1,047,469,344 at year end.

Dividends and Distributions

The total dividends and distributions paid in 2000 were $1.85 per share compared to $1.63 in 1999. As announced on November 9, 2000, a year-end distribu-tion consisting of investment income of $0.03 and capital gains of $1.58 was made on December 27, 2000, both realized and taxable in 2000. On January 11, 2001, an additional distribution of $0.08 per share was declared payable March 1, 2001 representing the balance of undistributed capital gains earned during 2000 and an initial distribution from 2001 net investment income, all taxable to shareholders in 2001.

In September 2000, your Board of Directors declared a 3-for-2 stock split that was paid to shareholders on October 19, 2000. All per share amounts in this report have been adjusted to reflect the stock split.

Outlook for 2001

As has historically been the case, about a year after the Federal Reserve began restricting credit the U.S. economy began to slow down from the torrid pace of the prior two years. On January 3, 2001, sensing that it may have tightened too much, the Fed lowered the key Federal Funds rate by fifty basis points and indicated that it would take further action if necessary to head off a recession. There is at this time little evidence of accelerating inflation, so further rate cuts could be made without much risk. Our belief is that there may be a decline in real gross domestic product (G.D.P.) in the first quarter, but a resumption of modest growth in the remainder of the year without higher inflation. The basis for this is that there have been great strides in productivity over the past several years due to investments in technology and they should continue to be realized for some time despite a slowdown in spending. The risk to our assumption is that the rate increases of 2000 will continue to be reflected in slower economic activity and any easing of rates will not have an effect until nine to twelve months later.

Though the U.S. economy seems to be slowing, the rest of the world (excluding Japan) appears to still be growing at about a 4% rate overall. The economies of Europe are slowly adapting to the common currency and internal barriers to growth are being broken down. The emerging countries in Latin America and Asia are recovering from their currency crises of 1998 and appear to be stabilizing. Thus there is a possibility that the rest of the world could pull the U.S. out of its slowdown in a reversal of the roles of the past cycle. The alternative, of course, is that the U.S. drags the rest of the world down with it, which we believe is less likely.

With the realization by investors in 2000 that the valuations of some stocks had grown out of proportion to their prospects, most measures of value (price/earnings, price/book value, P/E to growth, etc.) have fallen considerably. The S&P 500 is still trading at a price/trailing earnings level of
28.7 compared to its long-term average of 22.8, so it is not unreasonable to expect the market to decline further, especially if corporate profits come in lower than those of 2000. While we do not subscribe to the forecasts of lower profits, we do not believe they will grow by more than 5% or so in 2001. It is therefore anticipated that the market will drift lower until the latter part of the year, when the prospects of better earnings in 2002 are factored into valuations.

We expect that the companies represented by the stocks in the portfolio will generate solid earnings during the current slowdown and enjoy good growth as the economy recovers. Their financial condition remains strong despite the difficulties of some of their customers and will enable them to take market share from their weaker competitors. We are confident that over time the portfolio will provide an excellent return on your investment.

Share Repurchase Program

On December 14, 2000, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Company over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can only be repurchased as long as the discount of the market price of the shares from the net asset value is greater than 10%. The repurchase program initiated in 1999 appears to have served its intended purpose by increasing liquidity and reducing dilution caused by the issuance of shares in lieu of cash for the year-end capital gain distribution. Furthermore, there was a narrowing of the discount during the year, which may indirectly be attributed to the share repurchase program.

As of January 11, 2001, a total of 1,455,400 shares have been repurchased at a total cost of $50,561,430 and a weighted average discount from net asset value of 13.5%.

The proxy statement for the Annual Meeting of Stockholders to be held in Baltimore, Maryland on March 27, 2001, will be mailed on or about February 19, 2001 to holders of record on February 16, 2001.

By order of the Board of Directors,

/s/ Douglas G. Ober,         /s/ Joseph M. Truta,

Douglas G. Ober,            Joseph M. Truta,

Chairman and Chief          President
Executive Officer


January 19, 2001

                      Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                               December 31, 2000

Assets
Investments* at value:
 Common stocks and convertible securities
   (cost $836,139,305)                                                       $1,857,743,803
 Non-controlled affiliate, Petroleum & Resources Corporation
   (cost $26,585,260)                                                            52,269,584
 Short-term investments (cost $46,250,878)                                       46,250,878  $1,956,264,265
-------------------------------------------------------------------------------------------
Cash                                                                                                 84,645
Securities lending collateral                                                                   458,631,629
Receivables:
 Investment securities sold                                                                         166,281
 Dividends and interest                                                                           1,636,468
Prepaid expenses and other assets                                                                 6,619,887
-----------------------------------------------------------------------------------------------------------
     Total Assets                                                                             2,423,403,175
-----------------------------------------------------------------------------------------------------------

Liabilities
Investment securities purchased                                                                     583,725
Open written option contracts at value (proceeds $444,272)                                          263,750
Obligations to return securities lending collateral                                             458,631,629
Accrued expenses and other liabilities                                                            5,382,891
Distributions payable                                                                             6,978,202
-----------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                          471,840,197
-----------------------------------------------------------------------------------------------------------
     Net Assets                                                                              $1,951,562,978
===========================================================================================================

Net Assets
Common Stock at par value $1.00 per share, authorized 150,000,000 shares;
  issued and outstanding 82,292,262 shares                                                   $   82,292,262
Additional capital surplus                                                                      814,232,071
Undistributed net investment income                                                               3,767,539
Undistributed net realized gain on investments                                                    3,801,762
Unrealized appreciation on investments                                                        1,047,469,344
-----------------------------------------------------------------------------------------------------------
     Net Assets Applicable to Common Stock                                                   $1,951,562,978
===========================================================================================================
     Net Asset Value Per Share of Common Stock                                                       $23.72
===========================================================================================================

*See schedule of investments on pages 12 through 15.

The accompanying notes are an integral part of the financial statements.

                            Statement of Operations
--------------------------------------------------------------------------------
                         Year Ended December 31, 2000

Investment Income
 Income:
   Dividends:
     From unaffiliated issuers                                                    $   19,001,174
     From non-controlled affiliate                                                       750,252
   Interest                                                                            5,386,988
   Securities lending                                                                  1,027,913
------------------------------------------------------------------------------------------------
      Total income                                                                    26,166,327
------------------------------------------------------------------------------------------------
 Expenses:
   Investment research                                                                 2,199,048
   Administration and operations                                                       1,037,657
   Directors' fees                                                                       188,250
   Reports and stockholder communications                                                386,916
   Transfer agent, registrar and custodian expenses                                      585,637
   Auditing and accounting services                                                      113,737
   Legal services                                                                         92,774
   Occupancy and other office expenses                                                   255,726
   Travel, telephone and postage                                                         130,062
   Other                                                                                 235,055
------------------------------------------------------------------------------------------------
      Total expenses                                                                   5,224,862
------------------------------------------------------------------------------------------------
      Net Investment Income                                                           20,941,465
------------------------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
 Net realized gain on security transactions                                          125,665,117
 Net realized gain distributed by regulated investment company
   (non-controlled affiliate)                                                          2,426,220
 Change in unrealized appreciation on investments                                   (251,193,342)
------------------------------------------------------------------------------------------------
      Net Loss on Investments                                                       (123,102,005)
------------------------------------------------------------------------------------------------
Change in Net Assets Resulting From Operations                                    $ (102,160,540)
================================================================================================

The accompanying notes are an integral part of the financial statements.

                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   For the Year Ended
                                                                              --------------------------------
                                                                               Dec. 31, 2000    Dec. 31, 1999
--------------------------------------------------------------------------------------------------------------
From Operations:
 Net investment income                                                         $   20,941,465   $   19,143,783
 Net realized gain on investments                                                 128,091,337      106,820,166
 Change in unrealized appreciation on investments                                (251,193,342)     419,522,952
--------------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations                             (102,160,540)     545,486,901
--------------------------------------------------------------------------------------------------------------

Distributions to Stockholders From:
 Net investment income                                                            (17,702,862)     (20,231,884)
 Net realized gain from investment transactions                                  (128,205,341)    (106,865,901)
--------------------------------------------------------------------------------------------------------------
      Decrease in net assets from distributions                                  (145,908,203)    (127,097,785)
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From Capital Share Transactions:
 Value of shares issued in payment of exercised options and distributions          77,508,318       65,780,453
 Cash in lieu of fractional shares issued in payment of 3-for-2 stock split          (123,043)              --
 Cost of shares purchased (note 4)                                                (48,555,429)      (1,448,030)
--------------------------------------------------------------------------------------------------------------
      Change in net assets from capital share transactions                         28,829,846       64,332,423
--------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net Assets                                    (219,238,897)     482,721,539

Net Assets:
 Beginning of year                                                              2,170,801,875    1,688,080,336
--------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment
   income of $3,767,539 and $502,423, respectively)                            $1,951,562,978   $2,170,801,875
==============================================================================================================

The accompanying notes are an integral part of the financial statements.

                         Notes To Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at December 31, 2000 was $908,752,028, and net unrealized appreciation aggregated $1,047,956,509, of which the related gross unrealized appreciation and depreciation were $1,148,681,932 and $100,725,423, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2000 were $327,974,611 and $267,558,207, respectively. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the year ended December 31, 2000. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

On March 28, 2000, stockholders approved an increase in the number of authorized shares of Common Stock from 75,000,000 to 150,000,000. The Company has 10,000,000 authorized and unissued preferred shares without par value.

On October 19, 2000 the Company effected a 3-for-2 stock split. All references to the number of outstanding shares and per share amounts have been adjusted retroactively to reflect the stock split.

On December 27, 2000, the Company issued 2,083,494 shares of its stock and reissued 1,434,300 shares of its Common Stock, that were previously repurchased by the Company, at a price of $22.00 per share (the market price on December 11, 2000) to stockholders of record November 20, 2000 who elected to take stock in payment of the distribution from 2000 capital gain and investment income.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2000 and 1999 were as follows:

                                           Shares                     Amount
                                   -----------------------  --------------------------
                                       2000       1999          2000          1999
                                       ----       ----          ----          ----
Shares issued in payment
 of dividends                       3,517,794   2,061,676   $ 77,391,468   $65,780,453
Shares issued in payment
 of stock option exercise               3,068                    116,850
Shares issued for 3-for-2
 stock split                       26,262,073                         --
Cash in lieu of fractional
 shares issued in payment
 of 3-for-2 stock split                                         (123,043)
--------------------------------------------------------------------------------------
   Total increase                  29,782,935   2,061,676     77,385,275    65,780,453
--------------------------------------------------------------------------------------
Shares purchased (at a
 weighted average
 discount from net asset
 value of 13.7% and
 16.2%, respectively)              (1,385,500)    (43,500)   (48,555,429)   (1,448,030)
--------------------------------------------------------------------------------------
   Total decrease                  (1,385,500)    (43,500)   (48,555,429)   (1,448,030)
--------------------------------------------------------------------------------------
Net change                         28,397,435   2,018,176   $ 28,829,846   $64,332,423
======================================================================================

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The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,610,146 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 2000, 379,575 options were outstanding with a weighted average exercise price of $8.3917 per share. During 2000, the Company granted options, including stock appreciation rights, for 33,758 shares of common stock with an exercise price of $22.2083 per share. During the year stock options or stock appreciation rights relating to 69,429 stock option shares were exercised at a weighted average market price of $23.9339 per share and the stock options relating to these rights which had a weighted average exercise price of $7.5744 per share were cancelled. Stock options and stock appreciation rights relating to 4,501 shares were cancelled during the year ended December 31, 2000. At December 31, 2000, there were outstanding exercisable options to purchase 99,408 common shares at $3.7433-$14.5417 per share (weighted average price of $5.6630), and unexercisable options to purchase 239,995 common shares at $3.7433-$20.5817 per share (weighted average price of $9.1334). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 3.9207 years and 5.7664 years, respectively. Total compensation expense recognized in 2000 related to the stock option and stock appreciation rights plan was $628,213. At December 31, 2000, there were 1,310,585 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in individual stocks, bonds, and mutual funds.

The actuarially computed net pension cost credit for the year ended December 31, 2000 was $566,845, and consisted of service expense of $179,667, interest expense of $338,021, expected return on plan assets of $893,321, and net amortization credit of $191,212.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 8.0%, the expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 2000, the projected benefit obligation for service rendered to date was $4,322,841. During 2000, the projected benefit obligation increased due to service cost and interest cost of $179,667 and $338,021 respectively, and decreased due to benefits paid in the amount of $195,144. The projected benefit obligation at December 31, 2000 was $4,645,385.

On January 1, 2000, the fair value of plan assets was $11,264,093. During 2000, the fair value of plan assets increased due to the expected return on plan assets of $893,321 and decreased due to benefits paid in the amount of $195,144. At December 31, 2000, the projected fair value of plan assets amounted to $11,962,270, which resulted in excess plan assets of $7,316,885. The remaining components of prepaid pension cost on December 31, 2000 included $1,943,456 in unrecognized gain, $539,934 in unrecognized prior service cost and $95,922 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at December 31, 2000 was $5,817,441.

In addition, the Company has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

--------------------------------------------------------------------------------

6. Expenses

The cumulative amount of accrued expenses at December 31, 2000 for employees and former employees of the Company was $5,119,474. Aggregate remuneration paid or accrued during the year ended December 31, 2000 to officers and directors amounted to $3,139,581.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate, Petroleum & Resources Corporation, amounted to $125,083 for the year ended December 31, 2000.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At December 31, 2000, the Company had securities on loan of $432,376,068 and held cash collateral of $458,631,629.


                             _____________________


Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities and Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company's periodic filings with the Securities and Exchange Commission.

        ------------------------------------------------------------------
          This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
        ------------------------------------------------------------------

                           The Adams Express Company
--------------------------------------------------------------------------------

---------------------------------------------------------------------
 Calendar    Market    Cumulative     Cumulative    Total   Total net
  Years      value    market value   market value  market     asset
               of      of capital     of income     value     value
            original      gains       dividends
             shares   distributions    taken in
                        taken in        shares
                         shares
---------------------------------------------------------------------
   1986      $ 9,588        $ 1,967       $   328  $11,883    $12,125
   1987        7,457          3,176           622   11,255     12,046
   1988        7,395          4,127           947   12,469     13,618
   1989        7,833          5,539         1,555   14,927     17,526
   1990        7,395          6,224         2,026   15,645     17,840
   1991        9,525          9,230         3,170   21,925     23,317
   1992       10,027         11,057         3,850   24,934     25,532
   1993        8,961         11,338         3,904   24,203     26,782
   1994        7,833         11,392         3,994   23,219     26,726
   1995        9,272         15,197         5,493   29,962     34,603
   1996        9,901         18,214         6,684   34,799     41,786
   1997       12,126         25,019         9,086   46,231     54,502
   1998       13,348         30,844        10,833   55,025     67,239
   1999       16,826         43,427        14,524   74,777     89,733
   2000       18,236         52,567        16,400   87,203     93,496

                       Illustration of an assumed 15 year
                       investment of $10,000 (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1986-2000. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions.



                  GRAPH

           E        B      C       D
         10,297  10,000  10,000  10,000
  86     12,125   9,588  11,555  11,883
  87     12,046   7,457  10,633  11,255
  88     13,618   7,395  11,522  12,469
  89     17,526   7,833  13,372  14,927
  90     17,840   7,395  13,619  15,645
  91     23,317   9,525  18,755  21,925
  92     25,532  10,027  21,084  24,934
  93     26,782   8,961  20,299  24,203
  94     26,726   7,833  19,225  23,219
  95     34,603   9,272  24,469  29,962
  96     41,786   9,901  28,115  34,799
  97     54,502  12,126  37,145  46,231
  98     67,239  13,348  44,192  55,025
  99     89,733  16,826  60,253  74,777
  00     93,496  18,236  70,803  87,203

Net Asset Value of Total Shares  $93,496
Total Market Value               $87,203
Initial Net Asset Value          $10,297

                             Financial Highlights
--------------------------------------------------------------------------------

                                                                                Year Ended December 31
                                                        ----------------------------------------------------------------
                                                              2000          1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance*
 Net asset value, beginning of year                     $    26.85    $    21.69   $    19.01   $    15.80   $    14.24
------------------------------------------------------------------------------------------------------------------------
   Net investment income                                      0.26          0.25         0.30         0.29         0.35
   Net realized gains and change
     in unrealized appreciation and
     other changes                                           (1.63)         6.54         3.78         4.22         2.36
------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                             1.37          6.79         4.08         4.51         2.71
------------------------------------------------------------------------------------------------------------------------
 Capital share repurchases                                    0.09            --           --           --           --
------------------------------------------------------------------------------------------------------------------------
 Less distributions
   Dividends from net investment income                      (0.22)        (0.26)       (0.30)       (0.29)       (0.35)
   Distributions from net realized gains                     (1.63)        (1.37)       (1.10)       (1.01)       (0.80)
------------------------------------------------------------------------------------------------------------------------
 Total distributions                                         (1.85)        (1.63)       (1.40)       (1.30)       (1.15)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                           $    23.72    $    26.85   $    21.69   $    19.01   $    15.80
========================================================================================================================
 Per share market price, end of year                    $    21.00    $    22.38   $    17.75   $    16.13   $    13.17
------------------------------------------------------------------------------------------------------------------------

Total Investment Return
 Based on market price                                         1.7%         36.1%        19.3%        33.1%        16.4%
 Based on net asset value                                     (4.3%)        33.6%        23.7%        30.7%        21.0%
Ratios/Supplemental Data
 Net assets, end of year (in 000's)                     $1,951,563    $2,170,802   $1,688,080   $1,424,170   $1,138,760
 Ratio of expenses to average net assets                      0.24%         0.32%        0.22%        0.39%        0.34%
 Ratio of net investment income to
   average net assets                                         0.97%         1.06%        1.48%        1.61%        2.30%
 Portfolio turnover                                          12.74%        15.94%       22.65%       17.36%       19.60%
 Number of shares outstanding at
   end of year (in 000's)*                                  82,292        80,842       77,815       74,924       72,055
-----------------------------------------------------------------------------------------------------------------------

*Adjusted to reflect the 3-for-2 stock split effected in October, 2000.

                            Schedule of Investments
--------------------------------------------------------------------------------
                               December 31, 2000

                                                                                            Prin. Amt.
                                                                                            or Shares     Value (A)
--------------------------------------------------------------------------------------------------------------------
Stocks and Convertible Securities -- 97.8%
 Basic Materials -- 1.8%
  Cabot Corp.............................................................................      470,000  $ 12,396,250
  Engelhard Corp.........................................................................      530,000    10,798,750
  Mead Corp..............................................................................      400,000    12,550,000
                                                                                                        ------------
                                                                                                          35,745,000
                                                                                                        ------------
 Capital Goods -- 9.1%
  Black & Decker Corp....................................................................      300,000    11,775,000
  Dover Corp.............................................................................      260,000    10,546,250
  General Electric Co....................................................................    1,855,000    88,924,063
  Minnesota Mining & Manufacturing Co....................................................      285,000    34,342,500
  Pall Corp..............................................................................      600,000    12,787,500
  United Technologies Corp...............................................................      255,000    20,049,375
                                                                                                        ------------
                                                                                                         178,424,688
                                                                                                        ------------
 Communication Services -- 10.8%
  Telecommunications -- Cellular and Wireless -- 2.6%
  MediaOne Group, Inc. 6.25% PIES due 2001...............................................       85,000     6,906,250
  Nextel Communications Inc. 5.25% Conv. Notes due 2010..................................  $10,000,000     7,337,580
  Nextel Communications Inc. (B).........................................................    1,040,000    25,740,000
  Vodafone Group plc ADS.................................................................      287,500    10,296,094
                                                                                                        ------------
                                                                                                          50,279,844
                                                                                                        ------------
  Telecommunications -- Long Distance -- 2.7%
  Qwest Communications International, Inc. 5.75% TRENDS Pfd. due 2003 (C)................      125,000     8,562,500
  Qwest Communications International, Inc. (B)...........................................      760,000    31,160,000
  Williams Communications Group, Inc. (B)................................................      500,000     5,875,000
  WorldCom, Inc. (B).....................................................................      550,000     7,700,000
                                                                                                        ------------
                                                                                                          53,297,500
                                                                                                        ------------
  Telephone -- 5.5%
  American Tower Corp. 5.00% Conv. Notes due 2010........................................  $10,000,000     9,150,000
  BellSouth Corp.........................................................................      440,000    18,012,500
  Global Crossing Ltd. 6.75% Conv. Pfd. due 2012.........................................       40,000     5,865,000
  Global Crossing Ltd. (B)...............................................................      644,000     9,217,250
  RCN Corp. (B)..........................................................................      280,000     1,767,500
  SBC Communications, Inc................................................................      787,960    37,625,090
  Time Warner Telecom Inc. (B)...........................................................      404,500    25,660,469
                                                                                                        ------------
                                                                                                         107,297,809
                                                                                                        ------------
 Consumer -- 5.0%
  Consumer Cyclical -- 0.8%
  Delphi Automotive, Inc.................................................................      370,000     4,162,500
  Tiffany & Co...........................................................................      350,000    11,068,750
                                                                                                        ------------
                                                                                                          15,231,250
                                                                                                        ------------
  Consumer Staples -- 4.2%
  Coca-Cola Co...........................................................................      170,000    10,359,375
  Dean Foods Co..........................................................................      300,000     9,206,250
  Ivex Packaging Corp. (B)...............................................................      928,000    10,150,000
  McDonald's Corp........................................................................      560,000    19,040,000
  PepsiCo, Inc...........................................................................      295,000    14,620,938
  Proctor & Gamble Co....................................................................      130,000    10,196,875
  Time Warner Inc........................................................................      148,752     7,770,804
                                                                                                        ------------
                                                                                                          81,344,242
                                                                                                        ------------

--------------------------------------------------------------------------------
                               December 31, 2000


                                                       Prin. Amt.
                                                       or Shares     Value (A)
-------------------------------------------------------------------------------
 Energy -- 9.4%
  BP Amoco plc ADR...................................    270,000  $ 12,926,251
  Calpine Capital Trust 5.75% Conv. Pfd HIGHTIDES....    202,500    32,121,563
  Calpine Corp. (B)..................................    100,000     4,506,250
  Enron Corp.........................................    500,000    41,562,500
  Exxon Mobil Corp...................................    158,418    13,772,465
  Petroleum & Resources Corporation (D)..............  1,913,761    52,269,584
  Schlumberger Ltd...................................     88,400     7,066,475
  Williams Companies, Inc............................    500,000    19,968,750
                                                                  ------------
                                                                   184,193,838
                                                                  ------------

 Financial -- 17.7%
  Banking -- 11.0%
  BankNorth Group, Inc...............................    474,000     9,450,375
  Citigroup Inc......................................    401,023    20,477,243
  Federal Home Loan Mortgage Corp....................    345,000    23,761,875
  Greenpoint Financial Corp..........................    435,000    17,807,812
  Investors Financial Services Corp..................    660,000    56,760,000
  Mellon Financial Corp..............................    420,000    20,658,750
  National City Corp.................................    160,000     4,600,000
  Provident Bankshares Corp..........................    319,068     6,660,544
  Wachovia Corp......................................    190,000    11,043,750
  Wells Fargo & Co...................................    550,000    30,628,125
  Wilmington Trust Corp..............................    210,000    13,033,125
                                                                  ------------
                                                                   214,881,599
                                                                  ------------

  Insurance -- 6.7%
  AMBAC Financial Group, Inc.........................    569,400    33,203,137
  American International Group, Inc..................    759,375    74,845,900
  Annuity & Life Re (Holdings), Ltd..................    700,000    22,356,250
                                                                  ------------
                                                                   130,405,287
                                                                  ------------

Health Care -- 12.2%
  Abbott Laboratories................................    255,000    12,351,563
  ALZA Corp. (B).....................................    480,000    20,400,000
  American Home Products Corp........................    300,000    19,065,000
  Baxter International...............................    255,000    22,519,687
  Chiron Corp. (B)...................................    550,000    24,475,000
  Elan Corp., plc ADR (B)............................    550,000    25,746,875
  GlaxoSmithKline plc ADR............................    250,360    14,020,160
  Johnson & Johnson..................................    180,000    18,911,250
  Lilly (Eli) & Co...................................    190,000    17,681,875
  Merck & Co., Inc...................................    250,000    23,406,250
  Pharmacia Corp.....................................    368,900    22,502,900
  Vertex Pharmaceuticals Inc.........................    248,016    17,733,144
                                                                  ------------
                                                                   238,813,704
                                                                  ------------

--------------------------------------------------------------------------------
                               December 31, 2000

                                                                 Prin. Amt.
                                                                 or Shares      Value (A)
-------------------------------------------------------------------------------------------
Technology -- 26.6%
 Communication Equipment -- 12.4%
 Corning Inc....................................................  1,170,000  $   61,790,625
 Ericsson (L.M.) Telephone Co. ADR..............................  3,133,333      35,054,163
 Lucent Technologies Inc........................................    508,920       6,870,420
 Motorola, Inc..................................................    485,622      10,036,346
 Nokia Corp. ADR................................................  1,840,000      80,040,000
 Nortel Networks Corp...........................................  1,490,000      47,773,125
                                                                              -------------
                                                                                241,564,679
                                                                              -------------

 Computer Related -- 9.7%
 BMC Software Inc. (B)..........................................    310,000       4,340,000
 Cisco Systems, Inc. (B)........................................  1,835,000      70,188,750
 Diamondcluster International Inc. (B)..........................    300,000       9,150,000
 First Data Corp................................................    343,980      18,123,446
 Hewlett-Packard Co.............................................    400,000      12,625,000
 Oracle Corp. (B)...............................................  1,180,000      34,293,750
 QRS Corp. (B)..................................................    585,000       7,495,313
 Sapient Corp. (B)..............................................  1,150,000      13,728,125
 Sun Microsystems, Inc. (B).....................................    400,000      11,150,000
 Symantec Corp. (B).............................................    222,500       7,425,937
                                                                              -------------
                                                                                188,520,321
                                                                              -------------

 Electronics -- 4.5%
 Intel Corp.....................................................    690,000      20,872,500
 Solectron Corp. (B)............................................  2,000,000      67,800,000
                                                                              -------------
                                                                                 88,672,500
                                                                              -------------

Transportation -- 0.7%
 Canadian National Railway Co. 5.25% Conv. Pfd. QUIDS due 2029..     15,000         679,688
 Canadian National Railway Co...................................     60,000       1,781,250
 United Parcel Service, Inc.....................................    175,000      10,292,188
                                                                              -------------
                                                                                 12,753,126
                                                                              -------------

Utilities -- 4.5%
 Black Hills Corp...............................................    555,000      24,836,250
 CINergy Corp...................................................    300,000      10,537,500
 Duke Energy Corp...............................................    262,000      22,335,500
 Northwestern Corp..............................................    500,000      11,562,500
 Orion Power Holdings, Inc......................................    390,000       9,603,750
 TECO Energy, Inc...............................................    300,000       9,712,500
                                                                              -------------
                                                                                 88,588,000
                                                                              -------------

Total Stocks and Convertible Securities
 (Cost $862,724,565) (E)........................................              1,910,013,387
                                                                              -------------

--------------------------------------------------------------------------------
                               December 31, 2000

                                                                         Prin. Amt.
                                                                         or Shares      Value (A)
-----------------------------------------------------------------------------------------------------
Short-Term Investments -- 2.4%
  U.S. Government Obligations -- 0.8%
  U.S. Treasury Bills, 6.18%, due 2/22/01.............................  $15,000,000  $   14,866,187
                                                                                     --------------
  Commercial Paper -- 1.6%
  Chevron USA, 6.47%, due 1/8/01......................................   15,000,000      14,981,129
  Ford Motor Credit Corp., 6.51-6.53%, due 1/4/01- 1/18/01............    6,670,000       6,659,135
  General Electric Capital Corp., 6.50%, due 1/9/01...................    8,545,000       8,532,657
  Texaco Inc., 6.38%, due 1/16/01.....................................    1,215,000       1,211,770
                                                                                     --------------
                                                                                         31,384,691
                                                                                     --------------
 Total Short-Term Investments
  (Cost $46,250,878)..................................................                   46,250,878
                                                                                      -------------
 Total Investments
  (Cost $908,975,443).................................................                1,956,264,265
   Cash, receivables and other assets, less liabilities...............                   (4,701,287)
                                                                                     --------------
 Net Assets -- 100.0%.................................................               $1,951,562,978
===================================================================================================

Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, except restricted securities.
(B) Presently non-dividend paying.
(C) Restricted security Qwest Communications International, Inc. 5.75% TRENDS Pfd. due 2003, acquired 12/4/98, cost $5,218,750).
(D) Non-controlled affiliate and is a registered investment company.
(E) The aggregate market value of stocks held in escrow at December 31, 2000 covering open call option contracts written was $3,839,063. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $9,625,000.

                   Principal Changes in Portfolio Securities
--------------------------------------------------------------------------------
                During the Three Months Ended December 31, 2000
                                  (unaudited)

                                                             Shares
                                        ------------------------------------------------------
                                                                                     Held
                                         Additions         Reductions            Dec. 31, 2000
                                        ------------------------------------------------------
ALZA Corp...............................  240,000/(1)/                                 480,000
AMBAC Financial Group, Inc..............  189,800/(1)/                                 569,400
Cabot Microelectronics Corp.............  131,822/(2)/          131,822                     --
Calpine Corp............................   50,000/(1)/                                 100,000
Citigroup Inc...........................  401,023/(3)/                                 401,023
Corning, Inc............................  780,000/(1)/                               1,170,000
Diamondcluster International, Inc.......  300,000/(4)/                                 300,000
Diamond Technology Partners Inc.........  252,000               300,000/(4)/                --
GlaxoSmithKline plc ADR.................  250,360/(5)/                                 250,360
Hewlett-Packard Co......................  200,000/(1)/                                 400,000
Oracle Corp.............................  590,000/(1)/                               1,180,000
Petroleum & Resources Corporation.......  703,676/(6)/                               1,913,761
Proctor & Gamble Co.....................  130,000                                      130,000
Sun Microsystems, Inc...................  295,000/(1)/                                 400,000
Symantec Corp...........................  222,500/(7)/                                 222,500
United Parcel Service, Inc..............  175,000                                      175,000
United Technologies Corp................  255,000                                      255,000
Associates First Capital Corp. Ser A....                        546,800/(3)/                --
Axent Technologies Inc..................                        445,000/(7)/                --
Bank One Corp...........................                        330,000                     --
Delphi Automotive, Inc..................                        320,000                370,000
ENDESA, S.A. ADR........................                        170,000                     --
Fort James Corp.........................                        446,000                     --
General Electric Co.....................                         45,000              1,855,000
Honeywell Int'l Co......................                        360,000                     --
Interstate Bakeries Corp................                        138,000                     --
Investors Financial Services Corp.......                         40,000                660,000
Ryder System, Inc.......................                        445,000                     --
Smithkline Beecham plc ADR..............                        220,000/(5)/                --

______________
(1) By stock split.
(2) Received .28047 shares Cabot Microelectronics Corp. for each share of Cabot Corp. held.
(3) Received .7334 shares Citigroup Inc. for each share of Associates First Capital Corp. Ser A held.
(4) Received one share of Diamondcluster International, Inc. for each share of Diamond Technology Partners, Inc.
(5) Received 1.138 shares GlaxoSmithKline plc ADR for each share of Smithkline Beecham plc ADR held.
(6) Received 98,633 shares through dividend reinvestment and a 3-for-2 stock split on 1,210,085 shares held.
(7) Received .5 shares Symantec Corp. for each share of Axent Technologies Inc. held.

                       Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (hereafter referred to as the "Company") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 9, 2001

                               _________________

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                           The Adams Express Company
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                      Counsel: Chadbourne & Parke L.L.P.

              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                             The Bank of New York
                              101 Barclay Street
                              New York, NY 10007
          The Bank's Shareholder Relations Department: (800) 432-8224
                     E-mail: Shareowner-svcs@bankofny.com

                     Shareholder Information and Services
--------------------------------------------------------------------------------

WE ARE OFTEN ASKED --

How do I invest in Adams Express?

Adams Express Common Stock is listed on the New York Stock Exchange and the Pacific Exchange. The stock's ticker symbol is "ADX" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through the Bank of New York's BuyDIRECT Purchase and Sale Plan (see page 19).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.adamsexpress.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XADEX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Adams' daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "AdaEx." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Company at (800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do Icorrect a spelling error on my certificate?

Your Adams Express stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the Transfer Agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the Transfer Agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the Transfer Agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Can you send my dividend checks directly to my bank?

Yes, provide the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, electronic transfer of funds is not offered at this time.)

Who do Inotify of a change of address?

The Transfer Agent.

We go to Florida (Arizona) every winter. How do we get our mail from Adams Express?

The Transfer Agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to The Bank of New York.

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

Giving shares of Adams Express is simple and is handled through our Transfer Agent. The stock transfer rules, designed to protect you, the investor, are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the Transfer Agent stating the exact intent of your gift plans and the Agent will send you the instructions and forms necessary to effect your transfer.

--------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

BuyDIRECT(SM)*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. Direct purchase plans are growing in popularity and Adams Express is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                                                         $7.50

A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee                                                $2.50 per investment
 Brokerage Commission                                            $0.05 per share

Reinvestment of Dividends**
 Service Fee                                              10% of amount invested
                                               (maximum of $2.50 per investment)
Brokerage Commission                                             $0.05 per share

Sale of Shares
 Service Fee                                                              $10.00
 Brokerage Commission                                            $0.05 per share
Deposit of Certificates for safekeeping                                 Included
Book to Book Transfers                                                  Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)                              $   500.00
Minimum optional investment
 (existing holders)                                                   $    50.00
Electronic Funds Transfer
 (monthly minimum)                                                    $    50.00
Maximum per transaction                                               $25,000.00
Maximum per year                                                            NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.

                               ________________

The Company                             The Transfer Agent

The Adams Express Company               The Bank of New York
Lawrence L. Hooper, Jr.,                Shareholder Relations
Vice President, Secretary and           Dept.-8W
General Counsel                         P.O. Box 11258
Seven St. Paul Street,                  Church Street Station
Suite 1140                              New York, NY 10286
Baltimore, MD 21202                     (800) 432-8224
(800) 638-2479                          Website:
Website:                                http://stock.bankofny.com
www.adamsexpress.com                    E-mail:
E-mail:                                 Shareowner-svcs@bankofny.com
contact@adamsexpress.com

* BuyDIRECT is a service mark of The Bank of New York.
** The year-end dividend and capital gain distribution may be made in newly issued shares of common stock in which event there would be no fees or commissions in connection with this dividend and capital gain distribution.

                             Historical Financial Statistics
---------------------------------------------------------------------------------------------------

                                                                    Dividends   Distributions
                                                                     From Net     From Net
                                                        Net Asset   Investment    Realized
                            Value Of       Shares         Value      Income        Gains
Dec. 31                    Net Assets   Outstanding*    Per Share*  Per Share*   Per Share*
---------------------------------------------------------------------------------------------------
1986                    $  468,344,507    36,007,323      $13.01        $.47          $2.49
1987                       427,225,965    40,250,997       10.61         .52           1.77
1988                       455,825,580    42,443,262       10.74         .33            .88
1989                       550,091,129    44,974,408       12.23         .47            .91
1990                       529,482,769    47,219,010       11.21         .44            .71
1991                       661,895,779    49,121,246       13.47         .36            .73
1992                       696,924,779    51,039,938       13.65         .31            .77
1993                       840,610,252    63,746,498       13.19         .30            .79
1994                       798,297,600    66,584,985       11.99         .33            .73
1995                       986,230,914    69,248,276       14.24         .35            .76
1996                     1,138,760,396    72,054,792       15.80         .35            .80
1997                     1,424,170,425    74,923,859       19.01         .29           1.01
1998                     1,688,080,336    77,814,977       21.69         .30           1.10
1999                     2,170,801,875    80,842,241       26.85         .26           1.37
2000                     1,951,562,978    82,292,262       23.72         .22           1.63

____________
*Adjusted to reflect the 3-for-2 stock split effected in October, 2000.


                                 ------------
                                  Stock Data
                                 ------------
                 Price (12/31/00)                      $21.00
                 Net Asset Value (12/31/00)            $23.72
                 Discount:                               11.5%

          New York Stock Exchange and Pacific Exchange ticker symbol: ADX NASDAQ Mutual Fund Quotation Symbol: XADEX
          Newspaper stock listings are generally under the abbreviation: AdaEx

                           The Adams Express Company
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Board Of Directors (with their principal affiliations)


Enrique R. Arzac/1/,/4/
Professor of Finance
and Economics
Columbia University

Daniel E. Emerson/2/,/4/
Retired Executive Vice President
NYNEX Corporation

Thomas H. Lenagh/2/,/3/
Financial Advisor

W.D. MacCallan/1/,/3/
Retired Chairman of the Company and Petroleum & Resources Corporation

W. Perry Neff/1/,/2/
Retired Executive Vice President
Chase Bank

Douglas G. Ober/1/
Chairman of the Company

Landon Peters/2/,/4/
Private Investor

John J. Roberts/1/,/4/
Senior Advisor, American
International Group, Inc.

Susan C. Schwab/1/,/3/
Dean of the School of
Public Affairs
University of Maryland

Robert J.M. Wilson/3/,/4/
Retired President of the Company and Petroleum & Resources Corporation

Officers

Douglas G. Ober
Chairman and
Chief Executive Officer

Joseph M. Truta
President

Richard F. Koloski
Executive Vice President

Richard B. Tumolo
Vice President -- Research

Lawrence L. Hooper, Jr.
Vice President, Secretary and General Counsel

Maureen A. Jones
Vice President and Treasurer

Christine M. Sloan
Assistant Treasurer

Geraldine H. Stegner
Assistant Secretary


1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee

The Adams Express Company
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
Contact us on the Web at:
www.adamsexpress.com




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